Other non-current assets	12 Months Ended
Dec. 31, 2013
Other non-current assets
Other non-current assets

18.          Other non-current assets

On August 1, 2013, the Company launched an RMB20,000 employee interest-free housing loan program. Employees other than executive officers and senior      management personnel who meet certain requirements may apply for such loans subject to approval by the Company. Each loan to each employee has a cap of RMB500 and is repayable within three to five years. As of December 31, 2013, the Company granted loans amounting to RMB12,772 with terms of five years.  Management evaluated the collectability of the loans granted and concluded that the risk of default was remote. Therefore, no allowance was provided as of December 31, 2013. The remaining balances included in other non-current assets are comprised mainly of long-term rental deposits of RMB576 and RMB9,319 as of December 31, 2012 and 2013, respectively.